SCHEDULE 14A
                              (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [x]
Filed by a Party other than
 the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted
                                          by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Solicitation Material Under Rule 14a-12

                          DOVER INVESTMENTS CORPORATION
                (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee:
    [x] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
        and 0-11.
    (1) Title of each class of securities to which transaction applies:
___________________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:
___________________________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________________
    (4) Proposed  maximum aggregate value of transaction:

    (5) Total fee paid:

    [ ] Fee paid previously with preliminary materials:
___________________________________________________________________________
    [ ] Check box if any part of fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1.)  Amount Previously Paid:
____________________________________________________________________________
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____________________________________________________________________________
    (3.)  Filing Party:
____________________________________________________________________________
    (4.)  Date Filed:





                                 NOTICE OF
                       ANNUAL MEETING OF STOCKHOLDERS



          The Annual Meeting of Stockholders of Dover Investments Corporation will be held at 235 Montgomery Street, Conference Room #740, Seventh Floor, San Francisco, California, on Thursday, May 24, 2001, at 9:00 A.M., for the following purposes:

          (1) To elect four directors (one of whom will be elected by holders of the Class A Common Stock and three of whom will be elected by holders of the Class B Common Stock), each to hold office until the next annual meeting and until his successor has been elected and qualified;

           (2) To ratify the appointment of Grant Thornton LLP as the Company's independent public accountant for the year ended
               December 31, 2001; and

           (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on March 27, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company's offices at 100 Spear Street, Suite 520, San Francisco, California, for ten days prior to the meeting.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              LAWRENCE WEISSBERG
                              Chairman of the Board of Directors,
                              President and Chief Executive Officer

San Francisco, California
April 6, 2001





         IMPORTANT: To ensure your representation at the meeting please date, sign and mail the enclosed Proxy card(s) promptly in the return envelope which has been provided.





                            DOVER INVESTMENTS CORPORATION

                                   Proxy Statement

                                       for the

                           Annual Meeting of Stockholders

                             to be Held on May 24, 2001


         The accompanying proxy is solicited on behalf of the Board of Directors of Dover Investments Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 a.m. on Thursday, May 24, 2001, at 235 Montgomery Street, Conference Room #740, Seventh Floor, San Francisco, California, or any adjournment thereof.
Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation, by attending the Annual Meeting and voting in person, or by submitting a duly executed proxy bearing a later date. The expense of soliciting proxies will be paid by the Company. The Company will request brokers, custodians, nominees and other holders of record to forward copies of soliciting material to persons for whom they hold shares of Company stock and to request authority for the execution of proxies. In such cases, the Company will reimburse holders for their reasonable charges or expenses.
The Company's principal executive office is located at 100 Spear Street, Suite 520, San Francisco, California 94105. This proxy statement and the accompanying form(s) of proxy were mailed to stockholders on or about
April 6, 2001.


                                VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 27, 2001 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company outstanding at the close of business on that date were 881,987 shares of Class A Common Stock and 312,851 shares of Class B Common Stock, each with a $.01 par value. The Company's Restated Certificate of Incorporation provides that, so long as the total number of shares of Class B Common Stock outstanding on any record date for a meeting of stockholders at which directors are to be elected equals or exceeds 12 1/2% of the total number of outstanding shares of Common Stock of both classes on such date, the holders of Class A Common Stock will vote as a separate class to elect 25% of the Board of Directors (the "Class A Directors") and the holders of the Class B Common Stock will vote as a separate class to elect the remaining 75% of the Board of Directors (the "Class B Directors"). If 25% of the authorized number of directors is not a whole number, then the holders of Class A Common Stock are entitled to elect the next higher whole number of directors that is at least 25% of the authorized number of directors.
The total number of outstanding shares of Class B Common Stock on March 27, 2001 constituted 26.18% of the total number of outstanding shares of Common Stock of both classes. Accordingly, holders of record of Class A Common Stock will vote as a separate class at the Annual Meeting with respect to the election of directors and be entitled to elect one Class A Director. Holders of record of Class B Common Stock, voting as a separate class, will be entitled to elect the three Class B Directors. Holders of the Class A Common Stock and of the Class B Common Stock generally will vote together as a single class on other matters submitted to a stockholder's vote, with the Class A Common Stock entitled to one vote per share and the Class B Common Stock entitled to ten votes per share.

         The representation in person or by proxy of not less than a majority of the shares entitled to vote at the meeting will constitute a quorum.
The Class A Director and Class B Directors will be elected by a plurality of the respective votes cast by holders of Class A Common Stock and Class B Common Stock. The affirmative vote of a majority of the votes entitled to be cast by the holders of shares represented at the meeting is required for the approval and adoption of Proposal 2. Because abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied, abstentions and "non-votes" will have the effect of a vote against a proposal. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                          SECURITY OWNERSHIP OF CERTAIN
                             BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows as of March 27, 2001, (i) for each person who is known by the Company to be a beneficial owner of more than 5% of the
Company's Class A or Class B Common Stock, and (ii) for each director and executive officer and all directors and executive officers as a group, the amount and nature of their beneficial ownership and percentage of all outstanding Class A Common Stock and Class B Common Stock owned by them:
                                                                                                  Aggregate Voting
                                   Class A Common  Percentage of   Class B Common Percentage of   Power
                                   Shares          Outstanding     Shares         Outstanding     Represented by
                     Position with Beneficially    Class A Common  Beneficially   Class B Common  Shares Beneficially
Name and Address     Company       Owned           Shares (1)      Owned          Shares          Owned(2)

Lawrence Weissberg   Chairman,     363,521(3)      41.22%          245,114        78.35%          70.18%
 100 Spear Street    President
 Suite 520           and Chief
 San Francisco,      Executive
 CA 94105            Officer

Arnold Addison       Director       1,950(4)        *              0              *               *
 727 Industrial
 Parkway
 Hayward,
 CA 94544

John Gilbert         Director       2,750(5)        *              0              *               *
 400 Montgomery
 Street, Suite 820
 San Francisco,
 CA 94104

Will C. Wood         Director       10,950(6)       1.24%          0              *               *
 1550 El Camino
 Real, Suite 275
 Menlo Park,
 CA 94025

Erika Kleczek        Principal      9,712(7)        1.10%          0              *               *
 100 Spear           Financial
 Street,             Officer
 Suite 520
 San Francisco,
 CA 94105

Robert Naify         N/A            54,437          6.17%          23,330         7.46%           7.17%
 172 Golden
 Gate  Avenue
 San Francisco,
 CA 94102

Leeward Capital,L.P  N/A            97,000(8)       11.00%         0              *               2.42%
 Leeward
 Investments, LLC
 Eric P. Von
 der Porten
 1139 San Carlos
 Ave., Suite 302
 San Carlos,
 CA 94070


All executive                       388,883(9)      44.09%        245,114         78.35%          70.81%
 officers and
 directors as a
 group of
 (5) persons


    * Less than one percent (1%) of the outstanding class of stock or aggregate voting power of the Class A Common Stock and Class B Common Stock combined.

    (1) Based on a total of 881,987 currently outstanding shares plus the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of March 27, 2001.

    (2)  For matters other than the election of directors only.

    (3) Includes 50,000 shares issuable upon exercise of options exercisable within 60 days of March 27, 2001, 7,257 shares of Class A Common Stock, of which 1,810 shares are owned by Mr. Weissberg's wife, 4,660 shares are owned by the Weissberg Foundation and 787 shares are held by a trust for the benefit of the grandchildren of Mr. Weissberg of which Mr. Weissberg is trustee. Mr. Weissberg disclaims beneficial ownership of the 1,810 shares owned by his wife.

    (4) Includes 500 shares issuable upon exercise of options exercisable within 60 days of March 27, 2001.

    (5) Includes 2,250 shares issuable upon exercise of options exercisable within 60 days of March 27, 2001.

    (6) Includes 1,250 shares issuable upon exercise of options exercisable within 60 days of March 27, 2001.

    (7) Includes 8,167 shares issuable upon exercise of options exercisable within 60 days of March 27, 2001.

    (8) Based on information set forth in a Schedule 13D of February 28, 2000, as filed with the Securities and Exchange Commission.

    (9) Includes 62,167 shares issuable upon exercise of options exercisable within 60 days of March 27, 2001.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS


Nominees for Directors

              Action is to be taken at the Annual Meeting with respect to the election of a total of four directors, consisting of one Class A Director and three Class B Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified.
Holders of the Class A Common Stock will vote as a separate class for the election of the Class A Director and holders of the Class B Common Stock will vote as a separate class for the election of the Class B Directors. Each proxy with respect to the Class A Director (the proxy card printed with black ink) may not be voted for more than one nominee and each proxy with respect to the Class B Directors (the proxy card printed with red ink) may not be voted for more than three nominees. It is intended that the proxies solicited by and on behalf of management will be voted for the election of the nominees listed in the following table. In the event any of the nominees, for any reason, should cease to be a candidate for a position as a director, the proxies will be voted in accordance with the best judgment of the person or persons acting under them and may be voted for another person nominated by management. The Company knows of no current circumstances which would render any nominee unable to accept nomination or election. Under the terms of the Company's By-Laws, a vacancy may be filled by the Board of Directors.

              The following table indicates as to each nominee the year when he was first elected or appointed a director, his age and class of directorship:

                               Director               Class of
         Name                  Since            Age   Directorship

         Arnold Addison        1992              71   Class A
         John Gilbert          1993              61   Class B
         Lawrence Weissberg    1968              80   Class B
         Will C. Wood          1992              61   Class B

              Mr. Weissberg may be deemed to be a control person of the Company under the Securities Exchange Act of 1934.

              Arnold Addison. Mr. Addison has been President of Addison Financial Corporation, an auto leasing company, since October 1987. He has also been the owner of Warm Springs Land Co., a real estate investment firm, since January 1985.

              John Gilbert. Mr. Gilbert has been a self-employed financial consultant since 1989 and has seventeen years of experience as a general contractor and home builder.

              Lawrence Weissberg. Mr. Weissberg is presently the Chairman of the Board of Directors, President and Chief Executive Officer of the Company. He was the Chairman of the Board, President and Chief Executive Officer of the Company and Homestead Savings, A Federal Savings and Loan Association, a former subsidiary of the Company (hereafter referred to as the "Association"), from 1960 to 1973 and from 1975 to 1989. In May 1989, Mr. Weissberg stepped down as President of the Company and the Association, although he continued to serve as Chairman of the Board of Directors and Chief Executive Officer. In August 1991, Mr. Weissberg was reappointed President of the Company. Mr. Weissberg stepped down as Chief Executive Officer of the Association in August 1989 and as Chairman of the Board of Directors of the Association in January 1992. He served as a director of the Association from 1960 to 1992.

              Will C. Wood. Mr. Wood has been a principal of Kentwood Associates, a financial advisory firm, since November 1993. He was an international banking executive with Wells Fargo Bank, Crocker Bank and Citibank from 1972 through 1989 and was managing Director of IDI Associates from 1989 to 1993.


Committees and Meetings of the Board of Directors

              In 2000, the Board of Directors of the Company held four regular meetings. Each of the directors attended at least 75% of the meetings of the Board of Directors held during the period for which he has been a director.

              The Board of Directors of the Company established a Compensation Committee in January 1995. The Compensation Committee of the Board of Directors consists of John Gilbert and Will C. Wood. The Compensation Committee reviews and sets Company executive compensation policies and recommends to the Board the level of compensation of the President. T he Compensation Committee held two meetings during fiscal 2000, which were attended by Messrs. Gilbert and Wood.

              The Board of Directors does not have an audit committee or a nominating committee.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (the "SEC").

              Based solely on the Company's review of the reporting forms received by it, and written representations from certain persons that no Form 5 reports were required to be filed, the Company believes that during the period from January 1, 2000 to December 31, 2000, inclusive, all filing requirements applicable to the Company's officers and directors and greater than ten percent stockholders were satisfied.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" EACH OF THE NOMINEES.

            COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

              The compensation of the executive officers of the Company whose total annual salary and bonus exceeded $100,000 for services in all capacities to the Company and its partnerships during 1998, 1999 and 2000 was as follows:

                      SUMMARY COMPENSATION TABLE



Name and
Principal                        Salary and  Other Annual      All Other
Position                Year     Bonus ($)   Compensation($)   Compensation($)

Lawrence Weissberg      2000     530,000(1)       7,554(2)       30,000(4)
 Chairman of the        1999     530,000(1)       7,554(2)           -
 Board of Directors,    1998     191,667(3)       5,515(2)           -
 President and Chief
 Executive Officer

Erika Kleczek           2000     140,000(5)           -          22,500(4)
 Principal              1999     101,000(6)           -              -
 Financial Officer
    ______________________

(1)  Includes a bonus of  $280,000.
(2)  Consists of an automobile allowance.
(3) Mr. Weissberg received a salary increase to $250,000 annually, effective in August 1998.
(4)  Contribution to Qualified Retirement Plan.
(5)  Includes a bonus of  $50,000.
(6)  Includes a bonus of  $36,000.



Option Grants in Last Fiscal Year

                                                               Potential
                                                               Realizable
                                                               Value at
                           Percent of                          Assumed Annual
               Number of   Total                               Rates of
               Securities  Options       Exercise              Stock Price
               Underlying  Granted to    or Base               Appreciation For
               Options     Employees in  Price      Expiration Option Term(3)
Name           Granted     Fiscal Year   ($/share)  Date         5%     10%

Lawrence
 Weissberg     35,000(1)     77.78%       $12.10    12/05/05  $540,505 $682,051
Erika Kleczek  10,000(2)     22.22%       $11.00    12/05/10  $140,391 $177,156


(1) Options to purchase the Company's Class A Common Stock granted for a term of five years with an exercise price of $12.10 (the market price plus 10% on the date of grant) and become exercisable in two annual installments commencing one year from the date of grant (assuming continued employment).

(2) Options to purchase the Company's Class A Common Stock granted for a term of ten years with an exercise price of $11.00 (the market price on the date of a grant) and become exercisable in three annual installments commencing one year from the date of a grant (assuming continued employment).

(3) The Company's Class A Common Stock price on December 5, 2005, the end of the 5-year option term, would be $15.44 or $19.49, at annual appreciation rates of 5 percent or 10 percent, respectively, and on December 5, 2010, the end of the 10-year option term, would be $14.04 or $17.72, at annual appreciation rates of 5 percent or 10 percent, respectively. There can be no assurance that such increase, or any increase, in the price of such stock will be achieved.


Aggregate Option Exercises in Last Fiscal Year and F-Y-End Option Values

                                                   Number of
                                                   Securities Underlying      Value of Unexercised
                        Shares                     Unexercised Options at     in-the-Money Options at
                        Acquired      Value        December 31, 2000          December 31, 2000 (2)
Name                    on Exercise   Realized(1)  Exercisable Unexercisable  Exercisable Unexercisable

Lawrence Weissberg . .  50,000        $155,938      50,000      85,000            -         $21,500
Erika Kleczek . . . .    1,300        $ 10,525       8,167      18,333        $24,062       $25,419

(1) The value realized is the difference between (a) the mean of the high and low bid prices of the Company's Class A Common Stock as reported on the National Quotation Bureau Pink Sheets on the date of exercise and (b) the exercise price of the option, multiplied by the number of shares exercised.

(2) The value of unexercised options is the average of the high and low bid information as reported on the National Quotation Bureau Pink Sheets of the Company's Class A Common Stock on December 31, 2000, $13.00, less the exercise price of the option, multiplied by the number of outstanding options.



Compensation of Directors

          The Company pays each nonemployee director $1,000 for each meeting of the Board of Directors of the Company attended. None of the Company's directors, other than Mr. Weissberg, are employees of the Company.

          Nonemployee directors receive stock options pursuant to the Company's Stock Option Plan for Nonemployee Directors (the "Director Plan"). Under the Director Plan, each nonemployee director is automatically granted options to purchase 500 shares of Class A Common Stock on each anniversary date of his or her appointment or election to the Board of Directors, until the plan terminates or the director ceases to be a director. Options granted under the Director Plan become exercisable in installments to the extent of one-half on the date one year after the date of grant, and the remaining one-half on the date two years after the date of grant. The exercise price for shares subject to options granted under the Director Plan is the fair market value of the shares at the date of the option grant.

Report of the Compensation Committee of the Board of Directors regarding Executive Compensation

         The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program. The Committee's primary responsibilities are to review and set the Company's executive compensation policies and to recommend to the Board the level of compensation of the Company's President. The members of the Committee are independent, nonemployee directors. The Committee has furnished the following report on executive compensation for 2000:

         The Committee has designed the Company's executive compensation program to support what the Committee believes to be an appropriate relationship between executive compensation and the creation of stockholder value. To promote Company performance, a significant portion of executive compensation is linked to the Company's operating results. The chief objectives of the executive compensation program are:

         To motivate executives to make significant contributions to the Company's success and to reward them for their achievement;

         To provide compensation comparable to that offered by comparable companies in the homebuilding industry; and

         To align the interests of executives with the long-term interests of stockholders through awards whose value over time depends upon the performance of the Company's Common Stock.

         Consistent with the objectives of the Company's executive compensation program, the Company compensates its executives through base salary, cash performance bonus and stock option grants.

         Base Salaries. The Committee establishes executive base salaries based on its review of (i) the executive's performance, level of responsibility and length of service, (ii) Company performance and (iii) salary levels at comparable companies. The Committee increased the annual base salary of Mr. Weissberg to $250,000 in August 1998. The Committee did not increase Mr. Weissberg's base salary in 2000.

         Performance Bonuses. The Company awards cash bonuses to executive officers based primarily on the Company's financial performance during the fiscal year. In 2000, the Committee awarded Mr. Weissberg a bonus of $280,000 in light of the significantly improved earnings of the Company in 2000.

         Stock Option Grants. In addition to base salary and bonus, the Company awards stock options to executive officers. Such awards are intended to focus executive attention on the Company's long-term performance.
In 2000, Mr. Weissberg was granted options to purchase 35,000 shares of the Company's Class A Common Stock and Ms. Kleczek was granted options to purchase 10,000 shares of the Company's Class A Common Stock. The option grants were based on past contributions to the success of the Company, expected future contributions and stock option awards by comparable companies.

                             The Compensation Committee
                             John Gilbert
                             Will C. Wood



Performance Graph

          The following graph compares the cumulative total return on the Company's Class A and Class B Common Stock during the past five fiscal years with the average cumulative total return during the same period on the stocks that comprise the Nasdaq Stock Market (U.S.) Index and the stocks that comprise the Dow Jones Home Construction Index, weighted by market capitalization. The eight companies whose stocks comprise the Dow Jones Home Construction Index are: Centex Corporation, Champion Enterprises, Inc.,
D.R. Horton, Inc., Del Webb Corporation, Kaufman and Broad Home Corporation, Lennar Corporation, Pulte Corporation and Toll Brothers, Inc.

          The graph reflects the investment of $100 on December 31, 1995 in the Company's Class A and Class B Common Stock, the Nasdaq Stock Market (U.S.) Index and the Dow Jones Home Construction Index, assuming reinvestment of dividends. The graph is based upon the Company's Class A and Class B Common Stock and index prices calculated as of the last trading day in the month of December for each of the fiscal years presented. The performance of the Company's Common Stock depicted in the graph represents past performance only and is not indicative of future performance.




                        12/95    12/96     12/97     12/98    12/99     12/00

Dover Investments
Corporation, Class A    $100      $ 83      $125      $109     $166      $176
Dover Investments
Corporation, Class B     100       100       152       118      223       155
Nasdaq Stock Market
(U.S.) Index             100       123       151       213      395       238
Dow Jones Home
Construction Index       100        99       146       154      102       179




                                 CERTAIN TRANSACTIONS

          The Company subleases a portion of the Company's executive office to a corporation owned by Mr. Weissberg. That corporation's share of the lease equals 35% of the total rent and operating costs.

          The Company originates loans for the construction of single family homes and disburses the funds on a draw loan basis. These loans are presented to the Company by Dabenica Investment Corporation ("Dabenica"), a California real estate brokerage corporation that is wholly owned by Frederick M. Weissberg, Lawrence Weissberg's son. For the service, Dabenica earns a brokerage fee of 1.75% to 2%, paid by the borrower.


          PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

          The Company has engaged Grant Thornton LLP as the Company's independent public accountant to audit its financial statements for the year ended December 31, 2001, subject to ratification by the stockholders.

          Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.


Audit Fees

          The aggregate fees billed by Grant Thornton LLP in connection with the audit of the Company's annual financial statements for 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for 2000 was $53,507.

Financial Information Systems Design and Implementation Fees

          In 2000, Grant Thornton LLP rendered no professional services to the Company in connection with the design, implementation or operation of financial information systems.


All Other Fees

          The aggregate of all other fees billed by Grant Thornton LLP for services rendered to the Company in 2000 was $15,525, which was for assistance in preparing tax returns. The Board of Directors of the Company considers the provision of these services to be compatible with maintaining Grant Thornton LLP's independence.


Required Vote

          A vote for Proposal 2 by a majority of the votes entitled to be cast by the holders of outstanding shares of the Company's Class A Common Stock and Class B Common Stock present at the Annual Meeting in person or by proxy and voting together as a single class, with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast FOR the proposal.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
PROPOSAL 2.


                          OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no business other than that specified in the Notice of Annual Meeting of Stockholders to be transacted at the Annual Meeting, but if other matters are properly raised before the Annual Meeting, it is the intention of the persons named in the enclosed proxy, in the absence of instructions to the contrary, to vote in regard thereto in accordance with their judgment; discretionary authority to do so is included in the proxy.


                        STOCKHOLDER PROPOSALS

         Any proposals of stockholders intended to be presented at the 2002 Annual Meeting must be received by the Company by December 7, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

         The accompanying proxy grants the persons named therein discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2002 Annual Meeting, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder should give the Company appropriate notice no later than February 21, 2002. If the Company fails to receive notice of the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the stockholders for approval at the 2002 Annual Meeting as the Company will not have received proper notice as required by the rules of the Securities and Exchange Commission.



                               Lawrence Weissberg
                               Chairman of the Board of Directors,
                               President and Chief Executive Officer

San Francisco, California
April 6, 2001





                              APPENDIX A


                               PROXY

                      DOVER INVESTMENTS CORPORATION

                 PROXY FOR HOLDERS OF CLASS A COMMON STOCK

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 27, 2001, at the Annual Meeting of Stockholders to be held at 235 Montgomery Street, Conference Room #740, Seventh Floor,
San Francisco, California, on May 24, 2001 at 9:00 A.M., local time, or any adjournment thereof.

Comments/Address Change: Please mark comment/address box on reverse side.

Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.






The Board of Directors recommends that stockholders vote "FOR" the nominees and "FOR" Proposal 2.

1.   ELECTION OF CLASS A DIRECTOR:            FOR  WITHHELD FOR ALL
     Arnold Addison

     (INSTRUCTION: To withhold authority
      to vote for any individual nominee(s),
      write that nominee's name in the
      space provided below)


2.    RATIFICATION OF THE APPOINTMENT         FOR    AGAINST    ABSTAIN
      OF GRANT THORNTON LLP AS THE
      COMPANY'S INDEPENDENT PUBLIC
      ACCOUNTANT FOR THE YEAR ENDED
      DECEMBER 31, 2001.

      I PLAN TO ATTEND THE MEETING
      COMMENTS/ADDRESS CHANGE


      [ ] Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

Signature(s)                        Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.






                                 PROXY

                     DOVER INVESTMENTS CORPORATION

               PROXY FOR HOLDERS OF CLASS B COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 27, 2001, at the Annual Meeting of Stockholders to be held at 235 Montgomery Street, Conference Room #740, Seventh Floor,
San Francisco, California, on May 24, 2001 at 9:00 A.M., local time, or any adjournment thereof.

Comments/Address Change: Please mark comment/address box on reverse side.

Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.






The Board of Directors recommends that stockholders vote "FOR" the nominees and "FOR" Proposal 2.

1.  ELECTION OF CLASS B DIRECTORS:          FOR  WITHHELD FOR ALL
    Lawrence Weissberg,
    Will C. Wood and
    John Gilbert

    (INSTRUCTION: To withhold
     authority to vote for any
     individual nominee(s),
     write that nominee's
     name in the space
     provided below)


2.  RATIFICATION OF THE APPOINTMENT         FOR    AGAINST   ABSTAIN
    OF GRANT THORNTON LLP AS THE
    COMPANY'S INDEPENDENT PUBLIC
    ACCOUNTANT FOR THE YEAR ENDED
    DECEMBER 31, 2001.

    I PLAN TO ATTEND THE MEETING
    COMMENTS/ADDRESS CHANGE


    [ ] Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

Signature(s)                        Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.